SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 30, 1997

                                  PAGES, INC.
                        -------------------------------

                        Commission File Number 0-107475

       Incorporated - Delaware      IRS Identification Number 34-1297143


             801 94th Avenue North, St. Petersburg, Florida  37702

       Registrant's telephone number, including area code (813) 578-3300

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Item 5.   OTHER EVENTS

      On Thursday, June 26, 1997, the Company announced that a large private investor has purchased over $420,000 of the Company's common stock in a private placement transaction. The price was $1.75 per share.

For the quarter ended March 31, 1997, there were 6,199,000 weighted average common shares outstanding. The Company's common stock closed at $1 7/16 per share on March 25, 1997, on the NASDAQ National Market.

S. Robert Davis, Chairman, PAGES, Inc. stated "We are very pleased to further strengthen the Company's stockholders' equity with this transaction. It enhances our ability to aggressively implement significant growth plans this year."

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                                  SIGNATURES


      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 1997          Pages, Inc.
                              ----------------------
                              (Registrant)



                              /s/ Steven L. Canan
                              ----------------------
                              Steven L. Canan

                              Vice President, Treasurer
                              and Chief Financial Offer
                              (Principal Financial Officer
                               and Accounting Officer)